Exhibit 21

SPRINT NEXTEL CORPORATION

Sprint Nextel Corporation is the parent. The subsidiaries of Sprint Nextel Corporation are as follows:

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
Alamosa Holdings, Inc.	Delaware	100
Subsidiary:
AirGate PCS, Inc.	Delaware	100
Subsidiaries:
AGW Leasing Company, Inc.	Delaware	100
AirGate Network Services, LLC	Delaware	100
AirGate Service Company, Inc.	Delaware	100
Alamosa PCS Holdings, Inc.	Delaware	100
Subsidiary:
Alamosa (Delaware), Inc.	Delaware	100
Subsidiaries:
Alamosa Delaware Operations, LLC	Delaware	100
Alamosa Holdings, LLC	Delaware	100
Subsidiary:
Alamosa PCS, Inc.	Delaware	100
Subsidiaries:
Alamosa Wisconsin GP, LLC	Wisconsin	100
Subsidiary:
Alamosa Wisconsin Limited Partnership	Wisconsin	1
Subsidiary:
Alamosa (Wisconsin) Properties, LLC	Wisconsin	100
Alamosa Finance, LLC	Delaware	100
Alamosa Limited, LLC	Delaware	100
Subsidiary:
Texas Telecommunications, LP	Texas	99
Subsidiary:
Alamosa Properties, LP	Texas	99
Alamosa Delaware GP, LLC	Delaware	100
Subsidiaries:
Alamosa Properties, LP	Texas	1
Texas Telecommunications, LP	Texas	1
Alamosa Wisconsin Limited Partnership	Wisconsin	99
Alamosa Missouri, LLC	Missouri	100
Subsidiary:
Alamosa Missouri Properties, LLC	Missouri	100
Washington Oregon Wireless, LLC	Oregon	100
Subsidiaries:
Washington Oregon Wireless Licenses, LLC	Delaware	100
Washington Oregon Wireless Properties, LLC	Delaware	100
SWLP, L.L.C.	Oklahoma	100
Subsidiary:
Southwest PCS, L.P.	Oklahoma	99

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Alamosa Holdings, LLC subsidiaries continued)

SWGP, L.L.C.	Oklahoma	100
Subsidiary:
Southwest PCS, L.P.	Oklahoma	1
Subsidiaries:
Southwest PCS Licenses, LLC	Delaware	100
Southwest PCS Properties, LLC	Delaware
American Telecasting, Inc.	Delaware	100
Subsidiaries:
American Telecasting Development, Inc.	Delaware	100
Subsidiary:
Fresno MMDS Associates, A General Partnership (see Fresno Wireless Cable Television, Inc.)	California Partnership	35
Subsidiary:
FMA Licensee Subsidiary, Inc.	California	100
American Telecasting of Anchorage, Inc.	Delaware	100
American Telecasting of Bend, Inc.	Delaware	100
American Telecasting of Billings, Inc.	Delaware	100
American Telecasting of Bismarck, Inc.	Delaware	100
American Telecasting of Central Florida, Inc.	Delaware	100
American Telecasting of Cincinnati, Inc.	Delaware	100
American Telecasting of Colorado Springs, Inc.	Delaware	100
American Telecasting of Columbus, Inc.	Delaware	100
American Telecasting of Denver, Inc.	Delaware	100
American Telecasting of Fort Collins, Inc.	Delaware	100
American Telecasting of Fort Myers, Inc.	Delaware	100
American Telecasting of Green Bay, Inc.	Delaware	100
Subsidiaries:
American Telecasting of Minnesota, Inc.	Delaware	100
American Telecasting of Nebraska, Inc.	Delaware	100
American Telecasting of North Dakota, Inc.	Delaware	100
American Telecasting of South Dakota, Inc.	Delaware	100
American Telecasting of Hawaii, Inc.	Delaware	100
American Telecasting of Jackson, Inc.	Delaware	100
American Telecasting of Jacksonville, Inc.	Delaware	100
American Telecasting of Lansing, Inc.	Delaware	100
American Telecasting of Lincoln, Inc.	Delaware	100
American Telecasting of Little Rock, Inc.	Delaware	100
American Telecasting of Louisville, Inc.	Delaware	100
American Telecasting of Medford, Inc.	Delaware	100
American Telecasting of Michiana, Inc.	Delaware	100
American Telecasting of Monterey, Inc.	Delaware	100
American Telecasting of Oklahoma, Inc.	Delaware	100
American Telecasting of Portland, Inc.	Delaware	100
American Telecasting of Rapid City, Inc.	Delaware	100
American Telecasting of Redding, Inc.	Delaware	100
American Telecasting of Rockford, Inc.	Delaware	100
American Telecasting of Salem/Eugene, Inc.	Delaware	100
American Telecasting of Santa Barbara, Inc.	Delaware	100
American Telecasting of Santa Rosa, Inc.	Delaware	100
American Telecasting of Sarasota, Inc.	Delaware	100
American Telecasting of Seattle, Inc.	Delaware	100
American Telecasting of Sheridan, Inc.	Delaware	100

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(American Telecasting, Inc. subsidiaries continued)

American Telecasting of Sioux Valley, Inc.	Delaware	100
American Telecasting of Toledo, Inc.	Delaware	100
American Telecasting of Youngstown, Inc.	Delaware	100
American Telecasting of Yuba City, Inc.	Delaware	100
Fresno Wireless Cable Television, Inc.	Washington	100
Subsidiary:
Fresno MMDS Associates, A General Partnership (see American Telecasting Development, Inc.)	California Partnership	65
Superchannels of Las Vegas, Inc.	Arizona	100
Atlanta MDS Co., Inc.	Georgia	100
Caroline Ventures, Inc.	Delaware	100
C FON Corporation	Delaware	100
IWO Holdings, Inc.	Delaware	100
Subsidiary:
Independent Wireless One Corporation	Delaware	100
Subsidiary:
Independent Wireless One Leased Realty Corporation	Delaware	100
Los Angeles MDS Company, Inc.	California	100
Nextel Communications, Inc.	Delaware	100
Subsidiaries:
Dial Call Midwest, Inc.	Delaware	100
NCI 900 Spectrum Holdings, Inc.	Delaware	100
Subsidiaries:
ACI 900, Inc.	Delaware	100
Velocita Wireless Holding Corp.	Delaware	100
Subsidiaries:
Machine License Holding, LLC	Delaware	96.17
Velocita Wireless Holding, LLC	Delaware	100
Subsidiaries:
Machine License Holding, LLC	Delaware	3.83
Sprint Nextel Holdings (ME) Corp.	Delaware	100
Nextel Finance Company	Delaware	100
Subsidiaries:
FCI 900, Inc.	Delaware	100
Nextel of California, Inc.	Delaware	100
Subsidiaries:
Boost Mobile, LLC	Delaware	100
Nextel Boost of California, LLC	Delaware	100
Nextel Communications of the Mid-Atlantic, Inc.	Delaware	100
Subsidiary:
Nextel Boost of the Mid-Atlantic, LLC	Delaware	100
Nextel License Acquisition Corp.	Delaware	100
Nextel of New York, Inc.	Delaware	100
Subsidiary:
Nextel Boost of New York, LLC	Delaware	100
Nextel Operations, Inc.	Delaware	100
Subsidiary:
Nextel Retail Stores, LLC	Delaware	100

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Nextel Finance Company subsidiaries continued)

Nextel South Corp.	Georgia	100
Subsidiaries:
Nextel Boost South, LLC	Delaware	100
Nextel License Holdings 1, Inc.	Delaware	100
Nextel License Holdings 3, Inc.	Delaware	100
Nextel Systems Corp.	Delaware	100
Nextel of Texas, Inc.	Texas	100
Subsidiary:
Nextel Boost of Texas, LLC	Delaware	100
Nextel West Corp.	Delaware	100
Subsidiaries:
Nextel Boost West, LLC	Delaware	100
Nextel West Services, LLC	Delaware	100
Nextel License Holdings 2, Inc.	Delaware	100
Nextel License Holdings 4, Inc.	Delaware	100
Nextel of Puerto Rico, Inc.	Puerto Rico	100
Subsidiary:
Nextel License Holdings 5, Inc.	Puerto Rico	100
Tower Parent Corp.	Delaware	100
Unrestricted Subsidiary Funding Company	Delaware	100
Subsidiaries:
Nextel 220 License Acquisition Corp.	Delaware	100
Nextel Spectrum Acquisition Corp.	Delaware	100
Nextel Broadband, Inc.	Delaware	100
Nextel Data Investments 1, Inc.	Delaware	100
Nextel Unrestricted Relocation Corp.	Delaware	100
Nextel 700 Guard Band Corp.	Delaware	100
Unrestricted UMTS Funding Company	Delaware	100
Subsidiary:
Nextel UK Ltd.	United Kingdom	100
Domestic USF Corp.	Delaware	100
Subsidiaries:
Falcon Administration, L.L.C.	Washington	100
Nextel WIP Corp.	Delaware	100
Subsidiary:
Nextel Partners, Inc.	Delaware	100
Subsidiary:
Nextel Partners Operating Corp.	Delaware	100
Subsidiaries:
Nextel Partners of Upstate New York, Inc.	Delaware	100
Nextel WIP Expansion Corp.	Delaware	100
Nextel WIP Expansion Two Corp.	Delaware	100
Nextel WIP Lease Corp.	Delaware	100
Nextel WIP License Corp.	Delaware	100
NPCR, Inc.	Delaware	100
Subsidiary:
Nextel Partners Equipment LLC	Nevada	100
NPFC, Inc.	Nevada	100

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Domestic USF Corp. subsidiaries continued)

Nextel Boost Investment, Inc.	Delaware	100
Subsidiary:
Boost Worldwide, Inc.	Delaware	100
Nextel China Holding Company	Delaware	100
NCI 700, Inc.	Delaware	100
Sprint Nextel Aviation, Inc.	Delaware	100
Unrestricted Extend America Investment Corp.	Delaware	100
Unrestricted Subscriber Equipment Leasing Company, Inc.	Delaware	100
New York MDS, Inc.	Delaware	100
People’s Choice TV Corp.	Delaware	100
Subsidiaries:
Alda Gold, Inc.	Delaware	100
Alda Tucson, Inc.	Delaware	100
Alda Wireless Holdings, Inc.	Delaware	100
Broadcast Cable, Inc. (see Wireless Cable of Indianapolis, Inc.)	Indiana	24.85
G & S Television Network, Inc.	Michigan	100
PCTV Development Co.	Delaware	100
PCTV Gold, Inc.	Delaware	100
People’s Choice TV of Albuquerque, Inc.	Delaware	100
People’s Choice TV of Houston, Inc.	Delaware	100
People’s Choice TV of Milwaukee, Inc.	Delaware	100
People’s Choice TV of Salt Lake City, Inc.	Delaware	100
People’s Choice TV of St. Louis, Inc.	Delaware	100
People’s Choice TV of Tucson, Inc.	Delaware	100
Preferred Entertainment, Inc.	Delaware	100
Sat-Tel Services, Inc.	Arizona	100
SpeedChoice Equipment, Inc.	Delaware	100
SpeedChoice of Detroit, Inc.	Delaware	100
SpeedChoice of Phoenix, Inc.	Delaware	100
Waverunner, Inc.	Delaware	100
Wireless Cable of Indianapolis, Inc.	Delaware	96.75
Subsidiary:
Broadcast Cable, Inc. (see People’s Choice TV Corp.)	Indiana	75.15
Pin Drop Insurance, Ltd.	Bermuda	100
San Francisco MDS, Inc.	California	100
S-N GC GP, Inc.	Delaware	100
Subsidiaries:
Gulf Coast Wireless Limited Partnership (see S-N GC HoldCo, LLC)	Louisiana Partnership	2
S-N GC HoldCo, LLC (see S-N GC LP HoldCo, Inc.)	Delaware LLC	1
Subsidiary:
Gulf Coast Wireless Limited Partnership (see S-N GC GP, Inc.)	Louisiana Partnership	98
S-N GC LP HoldCo, Inc.	Delaware	100
Subsidiary:
S-N GC HoldCo, LLC (see S-N GC GP, Inc.)	Delaware LLC	99
SPCS Caribe Inc.	Puerto Rico	100
Sprint Asian American, Inc.	Kansas	100
Sprint Capital Corporation	Delaware	100
Subsidiary:
EQF Holdings, LLC	Delaware LLC	100
Sprint FinCo, Inc.	Kansas	100

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

SprintCom, Inc.	Kansas	100
Subsidiaries:
SprintCom ECP I, L.L.C.	Delaware	100
Subsidiary:
Enterprise Communications Partnership (see SprintCom ECP II, L.L.C.)	Georgia Partnership	50
Subsidiaries:
Enterprise Digital PCS, LLC	Georgia	100
Enterprise Towers, LLC	Georgia	100
Enterprise Wireless, LLC	Georgia	100
SprintCom ECP II, L.L.C.	Delaware	100
Subsidiary:
Enterprise Communications Partnership (see SprintCom ECP I, L.L.C.)	Georgia Partnership	50
STC Two LLC (see SprintCom Equipment Company L.P.)	Delaware	75
Sprint Corporation	Kansas	100
Sprint Corporation (Inactive)	Missouri	100
Sprint Credit General, Inc.	Kansas	100
Sprint Credit Limited, Inc.	Kansas	100
Sprint eBusiness, Inc.	Kansas	100
Sprint Enterprise Mobility, Inc.	Delaware	100
Sprint Enterprise Network Services, Inc.	Kansas	100
Subsidiary:
Sprint Paranet Canada, Inc.	Canada	100
Sprint eWireless, Inc.	Kansas	100
Sprint Healthcare Systems, Inc.	Kansas	100
Sprint International Holding, Inc.	Kansas	100
Subsidiaries:
SETTOV UK Limited	United Kingdom	100
SIHI Mexico S. de R.L. de C.V. (see Sprint International Incorporated)	Mexico	99
SIHI New Zealand Holdco, Inc.	Kansas	100
Subsidiary:
Sprint International New Zealand	New Zealand	100
SIHI Scandinavia AB	Sweden	100
SIHI South Africa (Pty) Ltd.	South Africa	100
SN Holdings (BR I) LLC	Delaware LLC	100
Subsidiary:
SN Holdings (BR II) LLC	Delaware LLC	100
Sprint Brasil Servicos de Telecomunicacoes Ltda. (see Sprint Intern. do Brasil Ltda.)	Brazil	.1

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint International Holding, Inc. subsidiaries continued)

Sprint Hong Kong Limited (see Sprint International Incorporated)	Hong Kong	50
Sprint International Argentina SRL (see Sprint International Incorporated)	Argentina	90
Sprint International Australia Pty. Limited	Australia	100
Sprint International Austria GmbH	Austria	100
Sprint International Chile Limitada (see Sprint International Incorporated)	Chile	99.9
Sprint International Colombia Ltda. (see Sprint International Incorporated)	Colombia	99.9
Sprint International Communications Canada ULC	Canada	100
Sprint International Communications Singapore Pte. Ltd.	Singapore	100
Sprint International do Brasil Ltda. (see Sprint International Incorporated)	Brazil	50
Subsidiary:
Sprint Brasil Servicos de Telecomunicacoes Ltda. (see Sprint Intern. Holding)	Brazil	99.9
Sprint International Holding, Inc. – Japanese Branch Office	Japan	100
Sprint International Holding, Inc. – Shanghai Representative Office	China	100
Sprint International Japan Corp.	Japan	100
Sprint International Korea	Korea	100
Sprint International Norway AS	Norway	100
Sprint International Spain, S.L. (see Sprint International Incorporated)	Spain	98
Sprint International Taiwan	Taiwan	100
Sprint International Venezuela, S.R.L.	Venezuela	100
SprintLink Belgium BVBA (see Sprint International Incorporated)	Belgium	> 99.99
SprintLink Denmark ApS	Denmark	100
SprintLink France SAS	France	100
SprintLink Germany GmbH	Germany	100
Sprintlink India Private Limited (see Sprint International Incorporated)	India	> 99.99
SprintLink International (Switzerland) GmbH	Switzerland	95
SprintLink Ireland Limited	Ireland	100
SprintLink Italy S.r.l. (see Sprint International Incorporated)	Italy	99
SprintLink Netherlands B.V.	Netherlands	100
SprintLink UK Limited	United Kingdom	100
Telecom Entity Participações Ltda.	Brazil	50
Subsidiary:
JVCO Participações Ltda.	Brazil	50
Subsidiary:
Holdco Participações Ltda.	Brazil	99.9
Subsidiary:
Intelig Telecomunicações Ltda.	Brazil	99.9
Sprint Mexico, Inc.	Kansas	100

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

Sprint PCS Canada Holdings, Inc.	Kansas	100
Sprint Solutions, Inc.	Delaware	100
Sprint TELECENTERs, Inc.	Florida	100
Sprint/United Management Company	Kansas	100
Sprint Ventures, Inc.	Kansas	100
Sprint Wavepath Holdings, Inc.	Delaware	100
Subsidiaries:
Sprint (Bay Area), Inc.	Florida	100
Wavepath Holdings, Inc. (see Transworld Telecommunications, Inc.)	Delaware	62.5
Subsidiaries:
Bay Area Cablevision, Inc.	California	100
Transworld Wireless T.V. - Spokane, Inc.	Delaware	100
TTI Acquisition Corporation	Delaware	100
Subsidiary:
Desert Winds Comm, Inc.	California	100
WHI - San Diego, Inc.	California	100
Wireless Holdings Purchasing Co.	Delaware	100
Sprint WBC of New York, Inc.	Delaware	100
SWV Eight, Inc.	Delaware	100
Subsidiary:
SWV Three Telephony Partnership (see SWV Seven, Inc. )	Delaware Partnership	22
Subsidiary:
Sprint Telephony PCS, L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership	40.8
Subsidiaries:
Sprint PCS Assets, L.L.C.	Delaware	100
Subsidiary:
STC One LLC	Delaware	100
Sprint PCS License, L.L.C.	Delaware	100
PCS Leasing Company, L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership	51
SWV Five, Inc.	Delaware	100
Subsidiaries:
PhillieCo Partners I, L.P. (see SWV Four, Inc.)	Delaware Partnership	35.3
Subsidiary:
PhillieCo Sub, L.P. (see PhillieCo Partners II, L.P.)	Delaware Partnership	99
Subsidiaries:
PhillieCo, L.P. (see PhillieCo Partners II, L.P.)	Delaware Partnership	99
Subsidiary:
STC Four LLC	Delaware	100
PhillieCo Equipment & Realty Company, L.P. (see PhillieCo Partners II, L.P.)	Delaware Partnership	99
PhillieCo Partners II, L.P. (see SWV Four, Inc.)	Delaware Partnership	35.3
Subsidiaries:
PhillieCo Equipment & Realty Company, L.P. (see PhillieCo Sub, L.P.)	Delaware Partnership	1
PhillieCo, L.P. (see PhillieCo Sub, L.P.)	Delaware Partnership	1
PhillieCo Sub, L.P. (see PhillieCo Partners I, L.P.)	Delaware Partnership	1

THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

SWV Four, Inc.	Delaware	100
Subsidiaries:
PhillieCo Partners I, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	17.6
PhillieCo Partners II, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	17.6
SWV Two Telephony Partnership (see SWV Three, Inc.)	Delaware Partnership	99
Subsidiaries:
MinorCo, L.P. (see SWV One Telephony Partnership)	Delaware Partnership	15
Subsidiaries:
American PCS, L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership		(1)
Subsidiaries:
American PCS Communications, LLC (see American Personal Communications Holdings, Inc.)	Delaware	99	(2)
Subsidiaries:
APC PCS, LLC (see American Personal Communications Holdings, Inc.)	Delaware	99	(3)
APC Realty and Equipment Company, LLC (see American Personal Communications Holdings, Inc.)	Delaware	99	(3)
Subsidiary:
STC Three LLC	Delaware	100
American Personal Communications Holdings, Inc.	Delaware	100
Subsidiaries:
American PCS Communications, LLC (see American PCS, L.P.)	Delaware		(4)
APC PCS, LLC (see American PCS Communications, LLC)	Delaware		(4)
APC Realty and Equipment Company, LLC (see American PCS Communications, LLC)	Delaware		(4)
Sprint Spectrum Equipment Company, L.P. (see Sprint Spectrum L.P.)	Delaware Partnership		(1)
Subsidiaries:
MASSPCSCO	Delaware Statutory Trust	100
Sprint Spectrum L.P. (see Sprint Spectrum Holding Company, L.P.)	Delaware Partnership		(1)
Subsidiaries:
Northern PCS Services, LLC	Minnesota LLC	100
Sprint Spectrum Equipment Company, L.P. (see MinorCo, L.P.)	Delaware Partnership	99	(5)
Subsidiary:
STC Five LLC	Delaware	100
Subsidiary:
STC Six Company	Delaware Statutory Trust	100
Sprint Spectrum Realty Company, L.P. (see MinorCo, L.P.)	Delaware Partnership	99	(5)
WirelessCo, L.P. (see MinorCo, L.P.)	Delaware Partnership	99	(5)
Sprint Spectrum Realty Company, L.P. (see Sprint Spectrum L.P.)	Delaware Partnership		(1)
WirelessCo, L.P. (see Sprint Spectrum L.P. )	Delaware Partnership		(1)
Sprint Spectrum Holding Company, L.P. (see SWV One Telephony Partnership)	Delaware Partnership	15
Subsidiaries:
American PCS, L.P. (see MinorCo, L.P.)	Delaware Partnership	99	(6)
Sprint Telephony PCS, L.P. (see SWV Three Telephony Partnership)	Delaware Partnership	59.2
PCS Leasing Company, L.P. (see Sprint Telephony PCS, L.P.)	Delaware Partnership	49
Sprint Spectrum L.P. (see MinorCo, L.P.)	Delaware Partnership	99	(6)

(1)	MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.
(2)	American PCS, L.P. holds the general partnership interest of greater than 99%.
(3)	American PCS Communications, LLC holds the general partnership interest of greater than 99%.
(4)	American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.
(5)	Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.
(6)	Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint Nextel Corporation subsidiaries continued)

SWV One, Inc.	Delaware	100
Subsidiary:
SWV One Telephony Partnership (see SWV Two, Inc.)	Delaware Partnership	1
Subsidiaries:
MinorCo, L.P. (see SWV Six, Inc.)	Delaware Partnership	15
Sprint Spectrum Holding Company, L.P. (see SWV Six, Inc.)	Delaware Partnership	15
SWV Seven, Inc.	Delaware	100
Subsidiary:
SWV Three Telephony Partnership (see SWV Eight, Inc.)	Delaware Partnership	78
SWV Six, Inc.	Colorado	100
Subsidiaries:
MinorCo, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	30
Sprint Spectrum Holding Company, L.P. (see Sprint Enterprises, L.P.)	Delaware Partnership	30
SWV Three, Inc.	Delaware	100
Subsidiary:
SWV Two Telephony Partnership (see SWV Four, Inc.)	Delaware Partnership	1
SWV Two, Inc.	Delaware	100
Subsidiary:
SWV One Telephony Partnership (see SWV One, Inc.)	Delaware Partnership	99
TDI Acquisition Corporation	Delaware	100
Subsidiaries:
Sprint Wireless Broadband Company LLC	Delaware	100
WBS California, LLC	Delaware	100
Subsidiaries:
WBSE Licensing Corporation	Delaware	100
WBSS Licensing Corporation	Delaware	100
WBS Idaho, LLC	Delaware	100
Subsidiary:
WBSB Licensing Corporation	Delaware	100
WBS Montana, LLC	Delaware	100
Subsidiary:
WBSH Licensing Corporation	Delaware	100
WBS Oregon, LLC	Delaware	100
Subsidiaries:
WBSCB Licensing Corporation	Delaware	100
WBSK Licensing Corporation	Delaware	100
WBSR Licensing Corporation	Delaware	100
WBS Washington, LLC	Delaware	100
Subsidiaries:
Kennewick Licensing, LLC	Delaware	100
WBSY Licensing Corporation	Delaware	100
Wireless Broadband Services of America, LLC	Delaware	100

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Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(TDI Acquisition Corporation subsidiaries continued)

Wireless Broadcasting Systems of America, Inc.	Delaware	100
Subsidiaries:
Wireless Broadcasting Systems of Boise, Inc.	Delaware	100
Wireless Broadcasting Systems of Coos Bay, Inc.	Delaware	100
Wireless Broadcasting Systems of Eureka, Inc.	Delaware	100
Wireless Broadcasting Systems of Ft. Pierce, Inc.	Delaware	100
Subsidiary:
WBSFP Licensing Corporation	Delaware	100
Wireless Broadcasting Systems of Helena, Inc.	Delaware	100
Wireless Broadcasting Systems of Klamath, Inc.	Delaware	100
Wireless Broadcasting Systems of Melbourne, Inc.	Delaware	100
Subsidiary:
WBSM Licensing Corporation	Delaware	100
Wireless Broadcasting Systems of Roseburg, Inc.	Delaware	100
Wireless Broadcasting Systems of Sacramento, Inc.	Delaware	100
Wireless Broadcasting Systems of West Palm, Inc.	Delaware	100
Subsidiary:
WBSWP Licensing Corporation	Delaware	100
Wireless Broadcasting Systems of Yakima, Inc.	Delaware	100
Wireless Broadcasting Systems of Knoxville, LLC	Delaware	100
Subsidiary:
Cherokee Wireless of Knoxville, Inc.	Delaware	100
Transworld Telecommunications, Inc.	Pennsylvania	100
Subsidiary:
Wavepath Holdings, Inc. (see Sprint Wavepath Holdings, Inc.)	Delaware	37.5
UbiquiTel Inc.	Delaware	100
Subsidiary:
UbiquiTel Operating Company	Delaware	100
Subsidiary:
UbiquiTel Leasing Company	Delaware	100
UCOM, Inc.	Missouri	100
Subsidiaries:
Sprint Communications Company L.P. (see US Telecom, Inc.)	Delaware Partnership	34.14
Subsidiaries:
MASSFONCO	Delaware Statutory Trust	100
Sprint Communications Company of New Hampshire, Inc.	New Hampshire	100
Sprint Communications Company of Virginia, Inc.	Virginia	100
Sprint Directory Trademark Company, LLC	Delaware	100
Sprint Licensing, Inc.	Kansas	100
USST of Texas, Inc.	Texas	100
SprintCom Equipment Company L.P. (see US Telecom, Inc.)	Delaware Partnership	49
Sprint Enterprises, L.P.	Delaware Partnership	48.99
Subsidiaries:
MinorCo, L.P. (see SWV Two Telephony Partnership)	Delaware Partnership	40
PhillieCo Partners I, L.P. (see SWV Five, Inc.)	Delaware Partnership	47.1
PhillieCo Partners II, L.P. (see SWV Five, Inc.)	Delaware Partnership	47.1
Sprint Spectrum Holding Company, L.P. (see SWV Six, Inc.)	Delaware Partnership	40

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(UCOM, Inc. subsidiaries continued)

Sprint Global Venture, Inc.	Kansas		(7)
Subsidiary:
SGV Corporation	Kansas	100
US Telecom, Inc.	Kansas	100
Subsidiaries:
ASC Telecom, Inc.	Kansas	100
LCF, Inc.	California	100
Sprint Communications Company L.P. (see Utelcom, Inc.)	Delaware Partnership	58.98
SprintCom Equipment Company L.P. (see UCOM, Inc.)	Delaware	51
Subsidiary:
STC Two LLC (see SprintCom, Inc.)	Delaware	25
Sprint Enterprises, L.P.	Delaware Partnership	51.01
Sprint Global Venture, Inc. (see UCOM, Inc.)	Kansas		(8)
Sprint Iridium, Inc.	Kansas	100
United Telecommunications, Inc.	Delaware	100
US Telecom of New Hampshire, Inc.	New Hampshire	100
US Unwired Inc.	Louisiana	100
Subsidiaries:
Louisiana Unwired, LLC	Louisiana	100
Subsidiaries:
Georgia PCS Management, L.L.C.	Georgia	100
Subsidiary:
Georgia PCS Leasing, LLC	Georgia	100
Texas Unwired (see US Unwired Inc.)	Louisiana General Part	80
Texas Unwired (see Louisiana Unwired, LLC)	Louisiana General Part	20
Utelcom, Inc.	Kansas	100
Subsidiaries:
Private TransAtlantic Telecommunications System, Inc.	Delaware	100
Subsidiary:
Private Trans-Atlantic Telecommunications System (N.J.), Inc.	New Jersey	100
Sprint Communications Company L.P. (see Sprint International Communications Corporation)	Delaware Partnership	4.94
Sprint Global Venture, Inc. (see Sprint International Communications Corporation)	Kansas		(7)
Sprint International Incorporated	Delaware	100
Subsidiaries:
Dial - The Israeli Company For International Communication Services LTD.	Israel	54.36
SIHI Mexico S. de R.L. de C.V. (see Sprint International Holding, Inc.)	Mexico	1
Sprint Global Venture, Inc. (see UCOM, Inc.)	Kansas	86
Sprint Hong Kong Limited	Hong Kong	50	(8)
Sprint International Argentina SRL (see Sprint International Holding, Inc.)	Argentina	10
Sprint International do Brasil Ltda. (see Sprint International Holding, Inc.)	Brazil	50
Sprint International Caribe, Inc.	Puerto Rico	100
Sprint International Chile Limitada (see Sprint International Holding, Inc.)	Chile	.1
Sprint International Colombia Ltda. (see Sprint International Holding, Inc.)	Colombia	.1

(7)	UCOM, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.
(8)	Held in trust for Sprint International Holding, Inc.

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint International Incorporated subsidiaries continued)

Sprint International Communications Corporation	Delaware	100
Subsidiaries:
Sprint Communications Company L.P. (see UCOM, Inc.)	Delaware Partnership	1.94
Sprint Global Venture, Inc. (see UCOM, Inc.)	Kansas	13
Sprint International Network Company LLC	Delaware	100
Sprint International Incorporated – Beijing Representative Office	China	100
Sprint International Spain, S.L. – (see Sprint International Holding, Inc.)	Spain	2
SprintLink Belgium BVBA (see Sprint International Holding, Inc.)	Belgium	< 0.01
Sprintlink India Private Limited (see Sprint International Holding, Inc.)	India	< 0.01
SprintLink International (Switzerland) GmbH	Switzerland	5
SprintLink Italy S.r.l. (see Sprint International Holding, Inc.)	Italy	1
Sprint Telecommunications Services GmbH	Germany	100
Wireless Cable of Florida, Inc.	Florida	100